As filed with the Securities and Exchange Commission on April 27, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2006

Diagnostic Products Corporation
(Exact name of registrant as specified in its charter)

California	1-9957	95-2802182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
5210 Pacific Concourse Drive, Los Angeles, California 90045
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (310) 645-8200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On April 27, 2006, Diagnostic Products Corporation (the “Company”) announced that it entered into a definitive merger agreement with Siemens Medical Solutions USA, Inc. (“Siemens”), a wholly owned subsidiary of Siemens AG, and an acquisition subsidiary of Siemens (“Merger Sub”). Under the terms of the merger agreement, the Company’s shareholders will be entitled to receive $58.50 per share in cash for each share of Company common stock they own at the effective time of the merger.
     A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Diagnostic Products Corporation and Siemens Medical Solutions on April 27, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC PRODUCTS CORPORATION

Dated: April 27, 2006	By:	/s/ James L. Brill

	Name:	James L. Brill
	Title:	Vice President, Finance and Chief Financial Officer